UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2021

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value and attached Share Purchase Rights	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Bank of Marin Bancorp (Nasdaq: BMRC) (the “Company”) announced May 10, 2021, that the Company and the Jon S. Kelly Administrative Trust, Shawn Devlin and Riley Gardner (collectively, the “Kelly Trust Parties”) have reached an agreement (the “Agreement”) under which Sanjiv Sanghvi has been added to the Company’s Board of Directors and will be included in the Company’s slate of directors for election to the Board of Directors of the Company at the upcoming Annual Meeting of Shareholders. Pursuant to the Agreement, the Company has agreed to immediately appoint Mr. Sanghvi to the Board of Directors of the Company and include Mr. Sanghvi as a nominee on its slate of director candidates to be nominated by the Board for election at the 2021 annual meeting of shareholders. The 2021 annual meeting of shareholders was previously scheduled for May 11, 2021, but has been rescheduled for June 29, 2021. In connection with the Agreement, the Kelly Trust Parties have agreed to withdraw the nominations of Messrs. Sanghvi and Peter Luchetti in consideration for Mr. Sanghvi being voluntarily added to the Board prior to the 2021 annual meeting. In connection with the Agreement, Mr. Sanghvi will also be appointed to the Compensation and Nominating & Governance Committees of the Board. The Agreement also requires the Company to ensure that its size is no greater than twelve (12) board members at the time the 2022 annual meeting is held. The Agreement also provides for a “Restricted Period” that runs from the date of the Agreement to the date that is 30 days prior to the first day of the notice period specified in the Company’s advance notice bylaw applicable for the 2022 annual meeting of shareholders. During the Restricted Period, the Kelly Trust Parties will have the right to replace Mr. Sanghvi if he is no longer able to serve as a director of the Company, provided that the Kelly Trust Parties continue to collectively beneficially own at least three percent (3%) of the issued and outstanding shares of the Company. During the Restricted Period, the Kelly Trust Parties agreed to vote for the board’s proposed nominees for director and against any other shareholder nominations. Also during the Restricted Period, the Kelly Trust Parties agreed not to: (a) own or control greater than 9.9% of the issued and outstanding shares of the Company; (b) propose or seek to effect a “Company Transaction” as defined in the Agreement; (c) publicly suggest or announce their willingness or desire to engage in a Company Transaction; (d) initiate or encourage any other person to initiate a Company Transaction; (e) solicit proxies in opposition to any recommendation or proposal of the Company’s board; (f) initiate, propose, submit, encourage or otherwise solicit shareholders of the Company for the approval of one or more shareholder proposals; (g) form, join in or in any other way participate in a partnership, pooling agreement voting trust or similar arrangement with respect to the Company’s common stock; (h) except in connection with enforcing the Agreement, initiate or participate in any litigation against the Company or its subsidiaries or their respective officers and directors; (i) advise, assist, encourage or finance any other person in connection with any of the matters restricted by the Agreement; or (j) publicly announce or disclose any request to be released from any of the foregoing matters. The Company also agreed to reimburse the Kelly Trust Parties for certain out of pocket expenses related to the Agreement in an amount not to exceed $60 thousand. The summary description of the Agreement in this paragraph is qualified in its entirety by reference to the full terms of the Agreement attached to this Report as Exhibit 10.1.

Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Director

On May 10, 2021, the Company announced that Sanjiv Sanghvi was appointed as a new director of the Company effective May 10, 2021. He will join the Compensation and Nomination and Governance Committees of the Board. Other than as set forth in Item 1.01, there were no other arrangements concerning the appointment of Mr. Sanghvi as a director.

Section 8 - Other Events

Item 8.01    Other Events

The Press Release announcing the entry into the Agreement and the appointment of Sanjiv Sanghvi is attached as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information And Where To Find It
The Company, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2021 Annual Meeting of Shareholders, to be filed with the U.S. Securities and Exchange Commission (the "SEC”). The proxy statement and all other documents filed with the SEC by the Company are available free of charge at the SEC’s website at www.sec.gov. The Company intends to file a definitive proxy statement and proxy card with the SEC in connection with the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement for its 2021 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY BANK OF MARIN BANCORP WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying proxy card, and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.bankofmarin.com, or by writing to the Company’s Corporate Secretary at BANK OF MARIN BANCORP, 504 REDWOOD BLVD., SUITE 100, NOVATO, CA 94947.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1	Agreement dated May 10, 2021
99.1	Press release dated May 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2021	BANK OF MARIN BANCORP
		By:	/s/ Tani Girton
Tani Girton
Executive Vice President
and Chief Financial Officer